Exhibit 99.1

SIXTH ADDENDUM TO
APPENDIX A OF
THIRD AMENDED AND RESTATED SERVICE AGREEMENT, AS AMENDED

This Sixth Addendum to Appendix A of that certain Third Amended and Restated Service Agreement, as Amended (the "Addendum") is entered into as of this 31st day of August, 2021, by and between Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3075 Loyalty Circle, Columbus, OH 43219 and Comenity Bank (“Bank”), a Delaware state bank with its principal place of business at One Righter Parkway, Suite 100, Wilmington, DE 19803.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Third Amended and Restated Service Agreement as of April 23, 2019, as amended on February 20, 2020 (the “Agreement”) to outsource certain data processing activities and certain other administrative and servicing functions; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1.     Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended, added, or deleted in as set forth in further detail in Exhibit A hereto.

2.     Effective Date:  The amendments, additions, and deletions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3.     Miscellaneous.  Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement.  Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Sixth Addendum to Appendix A of
Third Amended and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Servicing LLC

By:  /s/ Tammy M. McConnaughey
Name:  Tammy M. McConnaughey
Title:  EVP, Credit Operations and Credit Risk

Comenity Bank

By:  /s/ Baron Schlachter
Name:  Baron Schlachter
Title:  Comenity Bank President

Sixth Addendum to Appendix A of
Third Amended and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

EXHIBIT A

1.	Amendments and Additions. Set forth below are additional Performance Standards or revisions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
BSA/AML
• Support day-to-day functions of the Compliance function in the areas of BSA/AML/OFAC, to ensure all regulatory requirements are met.
• Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
• Support reporting for senior Bank management, committees and boards as requested.
• Analyze account and customer activity to determine if Currency Transaction Reports (CTRs) are warranted.
• Prepare and support CTRs reporting to senior bank management, committees and boards.
Amended Service Description
	File currency transaction reports within regulatory requirements or applicable policy or procedural timing requirements.	M	Added
Monthly Currency Transaction Reporting:
1. Report Currency Transaction Reports filed on behalf of the Bank.
2. Report Currency Transaction Reports filed outside of regulatory requirements or outside of applicable policy or procedural timing requirement.
		M	Added
	Report 100% of matches to FinCEN within the reporting deadline stated in the information request.	M	Added
FinCEN 314(a) Match and Subsequent Investigation Reporting:
1. Report the number of matches reported to FinCEN and number of accounts referred to the FIU for additional review.
2. Report any matches reported outside the deadline indicated by FinCEN in the information sharing request.

		M	Added

Sixth Addendum to Appendix A of
Third Amended and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

Service	Performance Standard	Measuring Period	Amended/ Added
Collections
• Manage collection of overdue accounts from initial delinquency through charge-off.
• Manage special account processing including bankruptcy, deceased & settlement offers.
• Manage collection agencies and law firms retained to collect overdue accounts.
• Manage sales of accounts to debt buyers.
Amended Service Description
Complaints Management
• Complaints Management Governance and Oversight: Provide services and support in establishing procedures, definitions and standards for handling complaints received through all intake channels, and oversee and govern the handling, resolution, monitoring, analysis and reporting of all complaints.
• Complaints Handling: Identify, capture, investigate, respond to and document complaints and related risks in system of record in accordance with definitions and requirements of the Bank policies and procedures and regulatory requirements.
• Complaint Reporting: Prepare Complaints Management reporting on all Tiers of complaint data. Complete qualitative review of complaints through data mining to determine root causes driving complaints and assist in solutioning for reduction in complaints.
• Other complaint management services, as requested.

Amended Service Description
	Report timely to management, Bank committees and Bank board on the number of written complaints handled, response times, categories, and other relevant information.	Q	Added
	Complete 90% of the Tier 1 (per program definition) consumer complaints within 15 calendar days; Complete 100% of the Tier 1 consumer complaints within 60 calendar days.	M	Added
	Complete 80% of the Tier 2 (per program definition) consumer complaints within 15 calendar days; Complete 100% of the Tier 2 consumer complaints within 60 calendar days.	M	Added
End User Support • Provision of hardware, software and support to ensure continuous functioning of end user computing needs. Ensuring high customer satisfaction through the use of end-user surveys.			Amended Service Description (Previously Desktop/PC Support)
	Work 90% of service requests within 15 business days.	M	Amended
	Customer satisfaction scores will not fall below 95% on a monthly basis.	M	Amended
Information Security Support • Provide technologies and manage network and application access to protect client/customer data while assuring privacy and regulatory compliance.	Meet or exceed established threshold (>=98%) for removing access due to terminations within 1 business day.	M	Amended

Sixth Addendum to Appendix A of
Third Amended and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC

2.	Deletions. Set forth below are Performance Standards which shall be deleted from Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Deleted
Contract Commitment Oversight • Holistic measurement of reputational risk, financial impact and high value brand performance of Banks Brand Partners.
Brand SLA failures shall not occur on more than one Tier A brand in a given month, on the same brand for consecutive months nor shall failures occur on any Tier A brands across three consecutive months.
		M	Deleted
Information Security Support • Provide technologies and manage network and application access to protect client/customer data while assuring privacy and regulatory compliance.	Complete network access removal due to terminations within 10 business days.	M	Deleted
	Meet or exceed established threshold (>=98%) for completing password resets for non-SSO applications within 3 business days.	M	Deleted

Sixth Addendum to Appendix A of
Third Amended and Restated Service Agreement, as Amended
Comenity Bank/Comenity Servicing LLC